Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of First Bancorp of Indiana, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Harold Duncan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                                         /s/ Harold Duncan
                                                         ----------------------
                                                         Harold Duncan
                                                         Chief Executive Officer
                                                         May 12, 2003




A signed original of this written statement required by Section 906 has been provided to First Bancorp of Indiana, Inc. and will be retained by First Bancorp of Indiana, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.